Consulting Agreement

THIS  CONSULTING  AGREEMENT (the "Agreement") is made  and  entered into effective the 15th day of September, 2000 by and between RealSense.com, Inc. (the "Consultant"); whose principal place of business is 395 Main Street, Suite 8, Salem, NH 03079, and
_________________.  (the  "Client");  whose  Principal   place   of
business                                                         is
___________________________________________________________________.

WHEREAS, the Consultant is in the business of providing services for investor management consulting and shareholder information, and

WHEREAS, the Client deems it to be in its best interest to retain the Consultant to render to the Client such services such as may be needed; and

WHEREAS, the Consultant is ready, willing and able to render such consultant and advisory services to the Client.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Consulting Services. The Client hereby retains the Consultant as an independent consultant to the Client and the Consultant hereby accepts and agrees to such retention.

      [] Introducing Your Company to Stock Brokers through Telephone
          Calls

      [] Personalized Strategic Planning for additional exposure:
          Recommending opportunities such as email blasts, newsletters, CEO interviews, feature stock websites, etc.

      [] A 1/4 page ad in the SIE Investment Advisory Guide mailed to
          135,000 customers qualified to be in the "high activity stage" of seeking investment opportunities

      []  MEDIA Placements valued at $1,000,000.00

     It is acknowledged and agreed by the Client that the Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker/dealer within the meaning of the applicable state and federal securities laws. The services of the Consultant shall not be Exclusive nor shall the Consultant be required to render any specific number of hours or assign specific personnel to the Client or its projects.

2. Independent Contractor. The Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, worker's compensation or
     unemployment insurance payments on behalf of consultant.   The
     Parties hereto acknowledge and agree that the consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by the Consultant. Rather, Consultant shall conduct its operations and provide its services in a professional manner and in accordance with good industry practice. The Consultant will use its best efforts and does not promise results.


Consulting Agreement


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3.   Time,  Place and Manner of Performance.  The Consultant  shall be available for advice and counsel to the officers and directors of the Client as such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

4.   Term of Agreement.  The term of this agreement shall be twelve
     (12) months, commencing on the date of this Agreement, subject to prior termination as hereinafter provided.

5.   Compensation.   The  Client shall provide to  the  Consultant,
     compensation for its services hereunder, in the amount of $4,000 per month (U.S. Dollars or equivalent) payable to "RealSense.com" with the first installment due upon signing of this agreement. The $1,000,000.00 in media placements is payable in Itex or equivalent in increments of $250,000 each. The 5% media placement fee (U.S. Dollars or equivalent) is payable monthly.

6.   Termination.
     (a) The Consultant's relationship with the Client hereunder may be terminated for any reason whatsoever, at any time, by either party, upon three (3) days written prior notice.

     (b) This agreement shall automatically terminate upon the dissolution, bankruptcy or insolvency of the Client or the Consultant.

     (c) This Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder and such default is not cured within fifteen (15) days of receipt of written notice of such default.

     (d) The Consultant and the Client shall have the right and discretion to terminate this Agreement should the other party in performing their duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client.

     (e) In the event of any termination hereunder, the parties shall have no further duties or responsibilities to each other except that the Client shall be responsible to make payment in full for the remainder of the contracted period, and any expense payments if any, due to the Consultant through the date of the termination and the Consultant shall be responsible to comply with the provisions of section 8 hereof.

7. Work Product. It is agreed that all information and materials produced for the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim of authorship therein.

8.   Confidentially.   The Consultant recognizes  and  acknowledges
     that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever. In this regard, the Client, agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statue, rule, regulation or procedure under which the confidentially of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

9. Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person, which could conflict with its obligations under the Agreement.
     Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate this Agreement, within seven (7) business days of receipt of written notice of conflict, shall constitute the Client's ongoing consent to the Consultant's outside consulting services.

___________________________________________________________________
Consulting Agreement
                                E-2
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10.  Disclaimer  of  Responsibility for Act of the Client.   In  no
     event shall the Consultant be authorized or required by this agreement to represent or make management decisions for the Client. The Consultant shall under no circumstances be made liable for any expense incurred or loss suffered by the Client as a consequence of such decisions made by the Client or any affiliates or subsidiaries of the Client.

11.  Indemnification.
     (a) Indemnity by the Client. The Client shall protect, defend, indemnify and hold Consultant and its assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs, and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein; or (b) negligent or willful misconduct by the client, occurring during the term thereof with
       respect to any of the decisions made by the Client.   (c)  a
       violation of state or federal securities law which causes consultant damage.

     (b) Indemnity by the Consultant. The Consultant will protect, defend, indemnify and hold Client and its assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs, and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein; or (b) negligent or willful misconduct by the Consultant, occurring during the term thereof with respect to any of the decisions made by the Consultant. (c) as a result of the Consultant, agents, or employees of the Consultant being found guilty of a violation of a state or federal Securities law which caused the Client damage.

12. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail, or by Federal Express or other recognized overnight courier to the principal office of each party.

13. Waiver of Breach. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

14.  Assignment.   This Agreement and the right and obligations  of
     the Consultant hereunder shall not be assignable without the written consent of the Client.

15.  Applicable  Law.   It is the intention of the  parties  hereto
     that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of New Hampshire and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of New Hampshire shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

16.  Severability.   All agreements and covenants contained  herein
     are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

17. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties.

18.  Waiver   and   Modification.   Any  waiver,   alteration,   or
     modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

Consulting Agreement
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19.  Binding  Arbitration.   Any controversy  between  the  parties
     hereto involving the construction or application of any of the terms, covenants, or conditions of this agreement shall on the written request of one party served upon the other, be submitted to arbitration, and such arbitration shall comply with and be governed by the provisions of the Federal Arbitration Act ("FAA") as it may be amended; Provided, that Arbitration shall be conducted in New Hampshire and be conducted by the American Arbitration Association ("AAA"). The FAA rules shall apply, and the AAA rules shall apply if not in conflict with the FAA rules. All evidence shall be subject to the Federal Rules of Civil Evidence.

20. Counterparts and Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


IN WITNESS WHEREOF, the parties hereto have a duly executed and delivered this Agreement, effective as of the date set forth above.

CONSULTANT

RealSense.Com, Inc.

BY: __________________________             DATE:  _______________, 2000
  Serena Riedel, Director of Investor Relations


CLIENT

BY:___________________________________  DATE:_________________,2000

PLEASE SIGN AND FAX TO 717-786-7398.

                       Consulting Agreement
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